UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): February 22, 2005

                          DESERT HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

          Arizona                         000-27931               86-0699108
(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                   File Number)        Identification No.)

                 8221 East Evans Road, Scottsdale, Arizona 85260
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (480) 951-1941

                                      N/A
         (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      Desert Health Products, Inc., has filed suit in the Superior Court of the State of Arizona in and for the County of Maricopa against ParTrusT "Beheer" B.V., a foreign business entity, for Breach of Contract; Breach of Implied Covenant, based on a three year loan agreement for $500,000, of which only $225,000 has been funded.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Desert Health Products, Inc.


Dated: February 22, 2005                       By: /s/ Johnny Shannon
                                               -----------------------------
                                               Johnny Shannon
                                               Chief Executive Officer
                                               (Duly Authorized Officer)